Securities And Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: December 17, 2002
               Date of earliest event reported: December 17, 2002



                                   Pfizer Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-3619                  13-5315170
     (State or other         (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                      Identification No.)
     incorporation)

235 East 42nd Street
New York, New York                                              10017
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 573-2323

Item 5.     Other Events

            On December 17, 2002 Pfizer Inc. agreed to sell its Adams confectionary business for $4.2 billion in cash to Cadbury Schweppes plc. Pfizer's press release is included as Exhibit 99 and is incorporated by reference.

Item 7.     Exhibits

            Exhibit 99  -  Press Release of Pfizer Inc.
                           dated December 17, 2002.


                                    SIGNATURE

            Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                    PFIZER INC.


                                    By:    /s/ Margaret M. Foran
                                           -----------------------------------
                                           Margaret M. Foran
                                    Title: Vice President-Corporate Governance
                                           and Secretary

Dated: December 17, 2002

                                  EXHIBIT INDEX

Exhibit No.                        Description

99                  Press Release announcing the sale of
                    Adams confectionary business to Cadbury
                    Schweppes plc, dated December 17, 2002.